UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Lincoln Street, Mailstop: SFC0805	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Item 1. Report to Stockholders.

Beginning on April 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thetaiwanfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your stockholder reports. Your election to receive stockholder reports in paper will apply to all funds that you hold through the financial intermediary. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your stockholder reports.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (“TAIEX”) returned 10.81% during the six months ended February 29, 2020. The positive return during the period was partly driven by the market’s refocusing on fundamentals after the lull in the China-U.S. trade conflict, assisted by the fact that Taiwan’s supply chain has become a compelling alternative compared to U.S.-based competitors for China’s manufacturers.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the six months ended February 29, 2020, including reinvestment of dividends, was 17.87%,1 an outperformance of 7.06% when compared to its benchmark, the TAIEX. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

Since February 29, 2020, markets around the world have experienced significant downturns and volatility in reaction to developments concerning the Covid19 pandemic. While the Taiwan Market and the Fund fared relatively better than most major world markets in March 2020, there can be no assurance that future developments with the pandemic will not contribute to further significant losses in all markets and for the share price of the Fund.

During the six-month reporting period, the Fund continued the repurchase of shares under its Discount Management Program (the “Program”) and made purchases totaling 212,058 shares. During the period, the average discount at which the Fund’s shares traded below net asset value was 14.19%, with a high of 11.40% and a low of 17.64%.

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

Sincerely,

William C. Kirby,
Chairman

Report of the Investment Manager

Market Review

For the six-month period ended February 29, 2020, the TAIEX Total Return Index (“TAIEX”) returned 10.81% in U.S. dollar terms. The positive return over the period was, in part, driven by the signing of the “phase one” trade agreement between the United States and China. A portion of the Index’s gains were given back late in the period given concerns over the coronavirus and its potential impact on the global economy.

Portfolio activity

The Fund posted a strong absolute return and outperformed the benchmark (TAIEX) during the reporting period. This was primarily due to strong stock selection. In particular, holdings in the information technology sector added the most value during this period. Drilling down further, we benefited from high conviction overweight positions in the semiconductor industry, most notably Silergy Corp., Asmedia Technology, Inc. and Richwave Technology Corp. We also added value from the personal computer and server components subsector, where Global Lighting Technologies, Inc., which is not in the benchmark, contributed to the Fund’s results. Wiwynn Corp. was also additive for returns.

Other technology-related subsectors where we added value included more general electronic components and automation machinery. Among others, Kingpak Technology, Inc., Brave C&H Supply Co. and Hiwin Technologies Corp. made significant contributions to the Fund’s returns.

Sector allocation was also beneficial for results overall. The Fund’s overweight postion in information technology, coupled with underweights in materials, energy and communication services, added the most value. In particular, the Fund’s underweight positions in the group of Formosa Petrochemicals-related firms (Formosa Petrochemical Co, Formosa Chem & Fibre and Formosa Plastic) contributed to results.

The main detractors from performance originated from holdings in the retail industry, as well as semiconductor firm Taiwan Semiconductor Manufacturing Co. (“TSMC”). In the case of TSMC, we have portfolio risk mitigation controls which prohibit investing more than 20% of the Fund in a single stock. Since TSMC makes up around 23% of the benchmark, this leaves us naturally underweight in this stock. However, this underweight has allowed us to find other high conviction names to invest in that have helped add value relative to the underweight in TSMC.

The retail space has suffered from the restrictions that the coronavirus has placed upon leisure activities, such as sporting events and general outdoor activities. It has also led to consumers delaying major purchases, such as automobiles. As a result, we have reduced the Fund’s positions in a number of holdings that detracted from performance over the reporting period, including Giant Manufacturing Co., Ltd, Taiwan Paiho Ltd., Ginko International Co., Ltd., and Eclat Textile Co.

In real estate, the Fund’s holding in Kindom Development Co. Ltd., was a headwind for returns. This investment was predicated on robust demand for luxury apartments driven by a government tax break in late 2019.

The impact from the coronavirus has become increasingly global and negative over the last few months. The outbreak has not only caused disruptions in supply chains, but also sparked concerns about the ongoing health of consumer demand. Indeed, it seems that some short-term consumption-driven demand has likely disappeared. Nonetheless, a larger portion has simply been postponed, as discussed in the Outlook below.

The real impact from the coronavirus is still hard to forecast. What we do in these uncertain situations is reduce our holdings in investment ideas with shorter-term horizons and increase our focus on accumulating stocks (preferably at distressed prices) that will benefit from longer-term, secular trends. This latter group includes companies that are linked to the rollout of 5G base station infrastructure in China, or the forthcoming 5G iPhone launch, themes which we believe make them compelling investment opportunities.

Outlook

Taiwan’s economy is export-oriented and exports account for around 70% of the country’s total gross domestic product (“GDP”). Taiwan’s most valuable exported products include integrated circuits and microassemblies, followed by refined petroleum oils, and computer parts or accessories. Taiwan’s main export partners are China, the United States, the European Union and Japan. If worldwide demand for consumer technology products were declining for secular reasons, Taiwan would be hard-pressed to avoid the consequences. On the other hand, if consumption in the United States, China and elsewhere recovers when governments lift coronavirus-inspired restrictions, we believe Taiwan will experience a very rapid recovery. We expect the latter to be the case.

In the meantime, the TAIEX has pulled back sharply and the current average price/book ratio is 1.5x, its lowest level since 2016. Taiwan’s companies usually prefer to pay generous cash dividends, and the average cash yield is around 5%. In the short-term, there will likely be further uncertainty, but we foresee a rapid rebound in demand later in 2020, which means there are compelling opportunities to be found in this market.

Given the uncertainty that prevails in this environment, unsurprisingly the (short-term) components pricing trend is experiencing greater instability than usual. Our long-term investment theses, however, remain intact. To capitalize on this, our strategy is to rotate out of short-term investment ideas which rely on the dynamics of the components space, and look for opportunities to generate enhanced alpha as regional markets recalibrate into the second quarter, lifting those stocks linked to the secular trends, which we see as offering value at the moment.

About the Portfolio Manager (unaudited)

Investment Adviser

Allianz Global Investors U.S. LLC (“AllianzGI US”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 800 investment professionals in 25 offices worldwide and managing $632 billion (as of December 31, 2019) in assets for individuals, families and institutions.

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Ms. Xiao joined the firm in 2007 and has 16 years of industry experience. As Senior Portfolio Manager and Head of the Taiwan Equity Team, Corrina manages several investment vehicles focused on Taiwan. She manages the flagship AllianzGI Taiwan Equity mutual fund which has been recognized by Lipper as the number one Taiwan mutual fund over 3, 5, and 10 years. In July 2019, Corrina was honored with the Citywire “Best Female Fund Manager in the World” award.

Before joining Allianz Global Investors, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities for a year. She holds both a master’s and a bachelor’s degree in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for equity and fixed income strategies in Taiwan, covering investment processes, performances and all investment professionals. He is also the chairman of AllianzGI’s Global Allocation Committee in Taiwan and a board member of AllianzGI’s Taiwan Management Council. He has 22 years of industry experience, including 15 years as AllainzGI’s Taiwan CIO.

Prior to joining Allianz GI, Weimin was Executive Director of Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior, Weimin was the Head of Equity Research at Merrill Lynch in Taiwan and covered Taiwan equities strategy. He graduated from National Chengchi University with a Bachelor degree in Journalism and obtained an MBA from London Business School.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of February 29, 2020%		Holdings as of August 31, 2019%
Taiwan Semiconductor Manufacturing Co., Ltd.	19.8	Taiwan Semiconductor Manufacturing Co., Ltd.	17.9
Global Lighting Technologies, Inc.	4.6	MediaTek, Inc.	5.3
MediaTek, Inc.	3.3	Egis Technology, Inc.	4.6
Unimicron Technology Corp.	3.2	Accton Technology Corp.	4.1
Silergy Corp.	3.2	RichWave Technology Corp.	3.6
ASE Technology Holding Co., Ltd.	3.0	Silergy Corp.	3.5
Hiwin Technologies Corp.	2.8	ASE Technology Holding Co., Ltd.	3.5
Phison Electronics Corp.	2.7	Global Lighting Technologies Inc.	3.4
Accton Technology Corp.	2.5	Genius Electronic Optical Co., Ltd.	3.2
Sino-American Silicon Products, Inc.	2.3	Wiwynn Corp.	2.9

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of February 29, 2020%		Weightings as of August 31, 2019%
Semiconductor Industry	46.4	Semiconductor Industry	46.8
Optoelectronics Industry	8.7	Electronic Parts & Components Industry	7.8
Electronic Parts & Components Industry	8.1	Optoelectronics Industry	7.8
Other Electronic Industry	6.1	Electronic Equipment & Instruments Industry	5.5
Electric & Machinery Industry	6.0	Communications & Internet Industry	4.1
Electronic Equipment & Instruments Industry	3.7	Other Industry	3.4
Communications & Internet Industry	2.7	Technology Hardware Industry	2.9
Other Industry	2.1	Food Industry	2.7
Trading & Consumers’ Goods Industry	1.7	Other Electronic Industry	2.7
Building Material and Construction Industry	1.5	Building Material and Construction Industry	1.7

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)
Communications & Internet Industry 2.7%
Electronic Equipment & Instruments Industry 3.7%
Trading & Consumers' Goods Industry 1.7%
Electric & Machinery Industry 6.0%
Building Material and Construction Industry 1.5%
Other Electronic Industry 6.1%
Other Industry 5.8%
Electronic Parts & Components Industry 8.1%
Other Assets and Liabilities, Net 9.3%
Optoelectronics Industry 8.7%
Semiconductor Industry 46.4%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 29, 2020. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 29, 2020 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/February 29, 2020 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 90.7%
CONSUMER DISCRETIONARY — 6.6%
Electric & Machinery Industry — 2.2%
Global PMX Co., Ltd.	193,000	$968,840
Hota Industrial Manufacturing Co., Ltd.	714,000	2,723,526
		3,692,366
Other Electronic Industry — 0.6%
Actron Technology Corp.	289,000	938,216

Other Industry — 2.1%
Giant Manufacturing Co., Ltd.	356,000	1,934,048
Taiwan Paiho Ltd.	720,000	1,657,359
		3,591,407
Trading & Consumers’ Goods Industry — 1.7%
Poya International Co., Ltd.	183,000	2,882,841
TOTAL CONSUMER DISCRETIONARY		11,104,830

CONSUMER STAPLES — 0.9%
Food Industry — 0.9%
Charoen Pokphand Enterprise	130,000	267,045
Uni-President Enterprises Corp.	537,995	1,300,591
TOTAL CONSUMER STAPLES		1,567,636

FINANCIALS — 2.7%
Financial & Insurance Industry — 0.0%
Mega Financial Holding Co., Ltd.	34,000	36,325

Semiconductor Industry — 2.7%
Phison Electronics Corp.	419,000	4,614,888
TOTAL FINANCIALS		4,651,213

HEALTHCARE — 1.3%
Biotechnology & Medical Care Industry — 0.3%
Ginko International Co., Ltd.	100,000	581,251

Health Care Equipment & Supplies Industry — 1.0%
TaiDoc Technology Corp	318,000	1,622,583
TOTAL HEALTHCARE		2,203,834

INDUSTRIALS — 3.8%
Electric & Machinery Industry — 3.8%
Airtac International Group	106,000	1,685,596
Hiwin Technologies Corp.	477,000	4,749,599
TOTAL INDUSTRIALS		6,435,195

INFORMATION TECHNOLOGY — 73.9%
Communications & Internet Industry — 2.7%
Accton Technology Corp.	779,000	$4,206,361
Advanced Ceramic X Corp.	48,000	469,228
		4,675,589
Computer & Peripheral Equipment Industry — 1.5%
Chaun-Choung Technology Corp.	337,000	2,526,429

Electronic Equipment & Instruments Industry — 3.7%
Apex International Co Ltd	774,000	1,416,127
Brave C&H Supply Co Ltd	314,000	3,028,055
Egis Technology, Inc.	61,000	433,131
ITEQ Corp	301,000	1,426,493
		6,303,806
Electronic Parts & Components Industry — 8.1%
Elite Material Co., Ltd.	527,000	2,088,542
FLEXium Interconnect, Inc.	654,000	2,451,460
Speed Tech Corp. *	874,000	2,135,967
TXC Corp.	1,016,000	1,592,140
Unimicron Technology Corp.	4,089,000	5,401,674
		13,669,783
Optoelectronics Industry — 8.7%
Genius Electronic Optical Co., Ltd.	90,000	1,501,015
Global Lighting Technologies, Inc.	1,850,000	7,820,473
Largan Precision Co., Ltd.	16,000	2,340,858
Taiwan Surface Mounting Technology Corp.	1,022,000	3,149,081
		14,811,427
Other Electronic Industry — 5.5%
Catcher Technology Co., Ltd.	488,000	3,819,614
Chroma ATE, Inc.	418,000	1,960,270
Hon Hai Precision Industry Co., Ltd.	636,000	1,686,646
Kingpak Technology, Inc.	325,220	1,901,086
		9,367,616
Semiconductor Industry — 43.7%
ASE Technology Holding Co., Ltd.	2,160,000	5,086,213
Elan Microelectronics Corp.	459,000	1,273,337
Elite Advanced Laser Corp.	672,000	1,557,965
Globalwafers Co., Ltd.	51,000	689,724
Jentech Precision Industrial Co Ltd	117,000	807,576
Kinsus Interconnect Technology Corp.	1,806,000	3,077,647
LandMark Optoelectronics Corp.	421,000	3,698,410
Macronix International	1,166,000	1,270,761
MediaTek, Inc.	467,000	5,552,271
Parade Technologies Ltd.	53,000	1,169,240
Silergy Corp.	161,000	5,396,886

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 29, 2020 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 1)
INFORMATION TECHNOLOGY — (continued)
Semiconductor Industry — (continued)
Sino-American Silicon Products, Inc.	1,138,000	$3,946,234
Taiwan Semiconductor Manufacturing Co., Ltd.	3,211,000	33,510,329
Tong Hsing Electronic Industries Ltd.	582,000	2,911,970
United Microelectronics Corp.	6,176,000	3,120,686
Win Semiconductors Corp.	112,000	1,011,641
		74,080,890
TOTAL INFORMATION TECHNOLOGY		125,435,540

Real Estate — 1.5%
Building Material and Construction Industry — 1.5%
Kindom Development Co., Ltd.	2,926,000	2,531,786
TOTAL REAL ESTATE		2,531,786

TOTAL COMMON STOCKS (Cost — $127,249,389)		153,930,034

TOTAL INVESTMENTS — 90.7% (Cost — $127,249,389)		153,930,034

OTHER ASSETS AND LIABILITIES, NET—9.3%		15,712,141

NET ASSETS—100.0%		$169,642,175

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020 (unaudited)
Assets:
Investments in securities, at value (cost $127,249,389) (Notes 2 and 3)		$153,930,034
Cash		802,642
Foreign cash (cost $15,656,401)		15,632,142
Receivable for securities sold		4,199,757
Prepaid expenses		6,846
Total assets		174,571,421

Liabilities:
Payable for Fund shares repurchased	$73,799
Payable for securities purchased	4,428,093
Accrued management fee (Note 4)	97,900
Accrued directors’ fees and expenses	10,264
Payable for performance adjustment	212,826
Other payables and accrued expenses	106,364
Total liabilities		4,929,246

Net Assets		$169,642,175

Net Assets Consist of:
Paid in capital		$156,975,706
Total distributable earnings (loss)		$12,666,469

Net Assets		$169,642,175

Net Asset Value, per share ($169,642,175/7,480,750 shares outstanding)		$22.68

STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2020 (unaudited)
Investment Income:
Dividends		$659,464
		659,464
Less: Taiwan stock dividend tax (Note 2)		(2,723)
Taiwan withholding tax (Note 2)		(140,906)
Total investment income		515,835

Expenses:
Management fees (Note 4)	$622,332
Performance adjustment	212,826
Directors’ fees and expenses	128,158
Custodian fees	100,184
Administration and accounting fees	93,549
Legal fees	71,857
Delaware franchise tax	39,865
Audit fees	36,612
Insurance fees	32,727
Compliance services fees	29,836
Principal financial officer fees	29,836
Stockholder communications	21,124
Transfer agent fees	10,748
Miscellaneous	23,160
Total expenses		1,452,814
Less: Fee waiver	(2,978)
Net Expenses		1,449,836

Net Investment Loss		(934,001)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	22,978,018
Foreign currency transactions	550,781
		23,528,799
Net change in unrealized appreciation (depreciation) on:
Investments	4,343,476
Foreign currency translations	(22,657)
		4,320,819
Net realized and unrealized gain		27,849,618
Net Increase in Net Assets Resulting From Operations		$26,915,617

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2020	Year Ended August 31, 2019
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(934,001)	$1,660,736
Net realized gain (loss) on investments and foreign currency transactions	23,528,799	(7,030,895)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,320,819	(739,498)
Net increase (decrease) in net assets resulting from operations	26,915,617	(6,109,657)
Distributions to stockholders from:
Distributable Income	(12,915,195)	(13,717,272)
Total distributions to stockholders	(12,915,195)	(13,717,272)
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	285,402	26,740
Cost of shares repurchased (Note 5)	(4,348,827)	(7,442,542)
Total capital stock transactions	(4,063,425)	(7,415,802)
Increase (decrease) in net assets	9,936,997	(27,242,731)

Net Assets
Beginning of period	159,705,178	186,947,909
End of period	$169,642,175	$159,705,178

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended		Year Ended August 31,
	February 29, 2020		2019(†)	2018	2017	2016		2015
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$20.80		$23.05	$24.11	$19.80	$16.74		$22.45
Income from Investment Operations:
Net investment income (loss)(a)	(0.12)		0.21	0.22	0.20	0.12	(e)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.62		(0.87)	(0.65)	4.10	2.94		(3.15)
Total from investment operations	3.50		(0.66)	(0.43)	4.30	3.06		(3.08)
Less Distributions to Stockholders from:
Net investment income	(1.47)		—	(0.66)	—	—		—
Net realized gains	(0.23)		(1.71)	—	—	—		(2.63)
Total distributions to stockholders	(1.70)		(1.71)	(0.66)	—	—		(2.63)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.08		0.12	0.03	0.01	—		0.00 (d)

Net asset value, end of period	$22.68		$20.80	$23.05	$24.11	$19.80		$16.74

Market value, end of period	$18.95		$17.84	$19.85	$21.37	$16.96		$14.72

Total Return
Per share net asset value(b)	17.87%		0.49%	(1.46)%	21.77%	18.34%		(13.02)%
Per share market value(b)	14.83%		0.08%	(4.26)%	26.00%	15.22%		(15.16)%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$169,642		$159,705	$186,948	$197,571	$162,881		$137,642
Ratio of expenses before fee waiver(f)	1.63	%(c)	1.74%	1.71%	1.78%	2.05%		1.86%
Ratio of expenses after fee waiver(f)	1.63	%(c)	1.73%	1.71%	1.78%	2.05%		1.86%
Ratio of net investment income (loss)	(1.05	)%(c)	1.07%	0.94%	0.99%	0.72	%(e)	0.37%
Portfolio turnover rate	104%		115%	112%	89%	105%		92%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)	Annualized.
(d)	Amount represents less than $0.005 per share.
(e)	Amount includes a non-recurring refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
(f)

The management fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period v. the Performance Period). See note 4.

(†)	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 29, 2020

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (unaudited) (continued) February 29, 2020

2. Significant Accounting Policies — continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$153,930,034	$—	$—	$153,930,034
Total	$153,930,034	$—	$—	$153,930,034

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 29, 2020, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Notes To Financial Statements (unaudited) (continued) February 29, 2020

2. Significant Accounting Policies — continued

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2020 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received. Beginning with the fiscal year ended August 31, 2019, the withholding tax is treated as a reduction of investment income.

Notes To Financial Statements (unaudited) (continued) February 29, 2020

2. Significant Accounting Policies — continued

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2019, the effects of certain differences were reclassified. The Fund increased distributable earnings by $27,782,936 and decreased paid in capital by $27,782,936.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 29, 2020, purchases and sales of securities, other than short-term securities, aggregated $163,192,980 and $183,263,536, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index”). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.001% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The Performance Period is initially from September 1, 2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Notes To Financial Statements (unaudited) (continued) February 29, 2020

4. Management Fees and Other Service Providers — continued

Prior to June 1, 2019, the Fund was managed by JF International Management Inc. (“JFIMI”) pursuant to an Investment Management Agreement. Under the terms of the Investment Management Agreement, JFIMI received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.75% per annum of the value of the Fund’s average daily net assets.

For the period September 1, 2019 through February 29, 2020, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets which reflected a 0.25% Performance Adjustment (annualized), based on the Fund’s net asset value outperforming the Fund’s benchmark by more than five percentage points.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman) plus a fee of $2,500 for each Board meeting or Committee meeting attended in person or by telephone. Effective March 1, 2019, the fee paid to Directors for attendance at Board and Committee meetings was reduced to $2,000. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund. During the year ended August 31, 2019 FFOS and FMS agreed to waive a portion of their fees.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy

The Board has approved a Program which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. Under the Program, shares may be repurchased at differing trigger levels that will not be announced. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Program will be announced on Monday of each week for repurchases made during the prior week.

For the period ended February 29, 2020, the Fund repurchased 212,058 of its shares at an average price of $20.13 per share (including brokerage commissions) at an average discount of 13.98%. These repurchases had a total cost of $4,348,827.

The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

Notes To Financial Statements (unaudited) (continued) February 29, 2020

6. Fund Shares

At February 29, 2020, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,480,750 were issued and outstanding.

For the period ended February 29, 2020, the Fund repurchased 212,058 shares of its common stock, valued at $4,348,827, including commission and trading fees of $14,844, from stockholders under the Program.

	For the Period Ended February 29, 2020	For the Year Ended August 31, 2019
Shares outstanding at beginning of year	7,679,198	8,112,169
Shares issued from reinvestment of distributions	13,610	1,777
Shares repurchased	(212,058)	(434,748)
Shares outstanding at end of year	7,480,750	7,679,198

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2019 is as follows:

Year Ended August 31, 2019
Capital Gains	$13,716,845
Ordinary Income	$427
Total	$13,717,272

As of August 31, 2019, the tax components of accumulated net earnings (losses) were $9,510,409 of undistributed ordinary income, $21,174,058 of unrealized appreciation and $4,235,482 of short term capital loss carryovers which don’t expire. For the year ended August 31, 2019, the amount of capital loss carryover utilized was nil.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At February 29, 2020, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $127,249,389. Net unrealized appreciation of the Fund’s investment securities was $26,680,645 of which $30,763,854 was related to appreciated investment securities and $4,083,209 was related to depreciated investment securities.

In order to determine for U.S. federal income tax purposes currency gain or loss realized when the Fund repatriates funds from Taiwan, for example to pay dividends, pay expenses or repurchase shares, the Fund is required to make a complex calculation based on a compilation of financial information from the inception of the Fund in 1986. A recent review of that compilation suggested that certain financial activity in the first several years of the Fund was not reflected in the compilation and this now has the effect of causing any repatriation from Taiwan to be treated as a currency gain that is reportable as ordinary income. The Fund is in the process of seeking copies of its early tax returns and consulting with tax advisers to determine if in fact this activity should have been reflected and, if so, whether it can now be reflected for purposes of future calculations. The Fund anticipates that this process will be completed in the next several months and will report on the result at that time. There can be no assurance that the conclusion reached will result in a more favorable tax treatment for the Fund’s repatriations from Taiwan.

8. Subsequent Events

On April 7, 2020, the Board announced that it would continue the temporary suspension of repurchases under the Fund’s Discount Management Program (the “Program”). The Board noted that the impact of the COVID-19 pandemic on global economies and stock market was creating excessive volatility in stock prices. Under such conditions, the Board determined that

Notes To Financial Statements (unaudited) (concluded) February 29, 2020 continued repurchases under the Program were not in the best interests of the Fund or its stockholders. The Board will continue to monitor the situation and look to reinstate repurchases under the Program as soon as it is in the best interests of the Fund and its stockholders to do so.

On April 21, 2020, stockholders of the Fund approved the Agreement of Merger, which provides for the Fund’s change in domicile from Delaware to Maryland (the “Reincorporation”). The primary purpose of the Reincorporation is to eliminate the Fund’s annual franchise tax payment. The state of Maryland has no franchise tax. We anticipate the change to be effective on or about April 22, 2020.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2019, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $ 1,018,342 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2019, the Fund paid distributions of $13,716,845 which were designated as long term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. The most recent Form N-Q is available without charge, upon request, by calling 1-800-426-5523.

Other Information (unaudited) (concluded)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 1, 2019, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Thomas J. Fuccillo, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) Not required for this filing.

(a)(2) Not required for this filing.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b)       There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2019 and as filed in Form N-CSR on November 7, 2019 SEC Accession No. 0001398344-19-019256.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended February 29, 2020, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1, 2019 through September 30, 2019	15,979	$18.4067	15,979	751,940
October 1, 2019 through October 31, 2019	29,944	$19.7708	29,944	721,996
November 1, 2019 through November 30, 2019	24,292	$20.6376	24,292	697,704
December 1, 2019 through December 31, 2019	14,967	$20,7991	14,967	682,737
January 1, 2020 through January 31, 2020	83,293	$20.9589	83,293	599,444
February 1, 2020 through February 29, 2020	43,583	$20.2997	43,583	555,861
Total	212,058	$20.1316	212,058	555,861

Under the Fund’s Discount Management Policy (the “Policy”), which was adopted in September 2014 and last modified on March 8, 2019, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares on any day that the Fund’s shares are trading at a discount that exceeds 9.5%. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not participate in securities lending activities during its last fiscal year; however, its Board of Directors has authorized State Street Bank and Trust Company to act as its security lending agent and it expects security lending activity to commence shortly.

Item 13. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date: May 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date: May 8, 2020

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: May 8, 2020